Exhibit 23





CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by
reference in the Registration Statement (Form
S-8) pertaining to the Gottschalks Retirement
Savings Plan of our report dated April 29, 1999, with respect to the financial statements and schedules of the Gottschalks Retirement
Savings Plan included in this Annual Report
(Form 11-K) for the year ended December 31, 1998.


                    \s\ MOHLER, NIXON &
                    WILLIAMS MOHLER, NIXON & WILLIAMS
                    Accountancy Corporation

Campbell, California
April 29, 1999